                                                                  EXHIBIT 10.19



                          [FIRFAX COUNTY LETTERHEAD]






                                AMENDMENT NO. 5

SUBJECT:          EDI Translation Software/Consultation /VAN Services

CONTRACTOR                            VENDOR CODE            CONTRACT NO.
----------                            -----------            ------------
Digital Commerce Corporation         B232704379 0I          RQ97-000012-16A
dba Datamatix
215 West Church Road
King of Prussia, PA 19406

By mutual agreement, Contract RQ97-000012-16A is amended to renew the contract for one (1) years, at existing terms and conditions, effective December 20, 1999 through December 19, 2000. In addition, the contract is being assigned to Digital Commerce Corporation at the same address as Datamatix (Ref. Datamatix's letter dated September 15, 1999).

All other terms and conditions remain unchanged.


----------------------------------------------
Armand E. Malo, CPPO
Director/County Purchasing Agent



ACCEPTANCE:

BY:                                              Treasurer
    ----------------------------------           ------------------------------
                  Signature                      Title

         Matthew Toloczko                        10/29/99
    ----------------------------------           ------------------------------
                  Printed                        Date

DISTRIBUTION:

DPSM - Systems Administration Section            Control Copy
Contractor Administrator                         DPSM - Mable McCarthy
Contractor(s)                                    DPSM - Sandy Jones
DAHS - Contracts Management, Suite 738           Park Authority - Purchasing Section
DPSM - D'Arcy Roper                              FCPS/GS - Dean Tistadt

                          [FAIRFAX COUNTY LETTERHEAD]



                                AMENDMENT NO. 3

SUBJECT:        EDI Translation Software/Consultation/VAN Services

CONTRACTOR                           VENDOR CODE               CONTRACT NO.
----------                           -----------               ------------

Datamatix, Inc.                     B232704379 01             RQ97-000012-16A
215 West Church Road
King of Prussia, PA  19406

Contract RQ97-000012-16A is amended to accept Datamatix's letter dated December 10, 1998, to provide consulting services to assist the County in its electronic commerce initiative to deliver Notices of Solicitation via e-mail, fax and hard copy. The estimated fee will not exceed $5,000 (based on the hourly rates in the contract).

All other terms and conditions remain unchanged.

Note: The vendor code and contract number reflect changes made by the new County Purchasing System.


-------------------------------
Larry N. Wellman, CPPO
Director/County Purchasing Agent

LNW/lr\[c:\wpfiles\amendm.ent\]

DISTRIBUTION:
------------
Contractor(s)                                        Contract Administrator
Dept. of Education - Financial Services              Control Copy
DPSM - Administrative Support Section                DPSM - Mable McCarthy
DPSM - Sandy Jones                                   DPSM - Rick Moriarity

                          [FAIRFAX COUNTY LETTERHEAD]



                                AMENDMENT NO. 2


SUBJECT: EDI Translation Software/Consultation/VAN Services

CONTRACTOR                          VENDOR CODE               CONTRACT NO.
----------                          -----------               ------------

Datamatix, Inc.                    B232704379 01            RQ97-000012-16A
215 West Church Road
King of Prussia, PA 19406

By mutual agreement, Contract RQ97-000012-16A is renewed for one (1) year at existing prices, terms, and conditions, effective December 20, 1998 through December 19, 1999. In addition, this amendment reflects the following changes:

         o CHANGE THE ADDRESS from 630 W. Germantown Pike, Suite 300, Plymouth Meeting, PA to 215 West Church Road, King of Prussia, PA 19406; Phone #610-354-9500 & Fax #610-354-9590.

         o CHANGE the Senior Consultant hourly rate from $150 per hour to $165 per hour. (Ref. Paragraph 11 of the Special Provisions and Datamatix's letter dated November 20, 1998.)

         o CHANGE the annual maintenance charges for Harbinger/Supply Tech software as follows: (Ref. Datamatix's letter dated November 20, 1998.)

                    FROM:
                    STX for Windows EDI Translation Software        $     900
                    XMAP Feature                                    $     600
                                                                    ---------
                    TOTAL:                                          $   1,500

                    TO:
                    STX - Windows (MRSTXW3S)                        $  752.40
                    External Command Interface (MRSTXW3S006)        $  517.28
                    STMAP Application File Mapper (MRSTX3STMAP)     $  731.50
                                                                    ---------
                    TOTAL:                                          $2,001.18
         All other items and conditions remain unchanged.

RQ97-000012-16A- Amendment No. 2
Page 2


Note: The vendor code and contract number reflect changes made by the new County Purchasing System


--------------------------------
Larry N. Wellman, CPPO
Director/County Purchasing Agent


ACCEPTANCE:

BY:                                           Chairman & CEO
    -----------------------------------     -----------------------------------
                           Signature                   Title

           George M. Gordon                          12/14/98
    -----------------------------------     -----------------------------------
                           Printed                     Date

DISTRIBUTION:
Contractor(s)                                   DPSM - Administrative Support Group
Control Copy                                    Contract Administrator
Department of Education - Financial Services    DPSM - Rick Moriarity
DPSM - Mable McCarthy                           DPSM - Sandy Jones


RQ97-000012-16A- Amendment No. 2
Page 3






                                 AMENDMENT ONE

                                       TO

                  FAIRFAX COUNTY CONTRACT NUMBER RQ700012.16A
                 DATED JANUARY 10, 1997 (RENEWED DECEMBER 1998)

                AGREEMENT FOR ORDERLINK(TM) SERVICES (AGREEMENT)

This Amendment to Fairfax County Contract number RQ7000012.16A dated January 10, 1997 (Amendment) is entered into on this 25th day of January 1999 between Fairfax County Public Schools (the "Sponsor") with its principal place of business at 6800 B Industrial Road, Springfield, VA 22151 and Datamatix, Inc. (Datamatix) a Delaware corporation with its principal place of business at 215 West Church Road, King of Prussia, PA 19406 each sometimes referred to hereinafter to as a "Party" and collectively as the "Parties".

                                   BACKGROUND

The Sponsor routinely solicits and issues textbook and other master contracts ("Master Contracts") with suppliers ("Vendors") so as to provide the best available prices and an easy ordering mechanism for frequently purchased goods and services by the Sponsor and other authorized and affiliated agencies (collectively "Users").

The Sponsor desires to make its Master Contracts available on-line in electronic format. Datamatix has developed a software application known as OrderLink(TM), an Internet-based service that hosts Master Contracts and makes them available for on-line ordering. Datamatix has agreed to offer the OrderLink service to all current and future Sponsor Master Contract Users as an Internet-based Worldwide Web service. Datamatix has agreed to provide and maintain this service for the Sponsor under the terms and conditions of this Agreement.

                                   AGREEMENT

In consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

A.       DESCRIPTION OF OrderLink(TM) SERVICE

During the term of this Amendment:

1.       The OrderLink Service shall be offered to all Sponsor Users.

2. OrderLink shall be accessible on the Worldwide Web via the Internet. Users shall be responsible for providing their own Internet access. OrderLink access shall be controlled by password to ensure only authorized Users may place orders. OrderLink shall be compatible with the version of Microsoft or Netscape's browser software currently available at the time of execution of this Amendment. The method of access to Order Link shall be through

RQ97-000012-16A- Amendment No. 2
Page 4



         hotlinks from the Fairfax County Public Schools' Internet Home Page and/or via hotlinks from other recognized associations.

3. Users shall be able to use the OrderLink service to read, search, and place orders against Master Contracts.

4. Master Contracts loaded into OrderLink shall be provided to Datamatix in an ASCII delimited, electronic, consistent format and shall be updated by Datamatix on a bi-weekly (or mutually agreed to) basis using data supplied by the Sponsor. The data format shall meet the specifications identified in Attachment A. In the event the Sponsor does not have sufficient resources to provide said Master Contracts in the required format, Datamatix shall provide services to convert the data to the desired format on a mutually agreeable price based on the labor rates identified in Attachment B.

5.       Users shall be able to search each Master Contract:

             a)   by contract number used by the Sponsor;

             b)   by vendor, and

             c)   by key word search.

6.       User shall be able to see:

             a)   summary lines for each Master Contract,

             b) each detailed line item with full item description, minimum order quantities,

             c) current price unless Master Contract refers User to Vendor's catalog or any document not included in the Master Contract and

             d)   terms and conditions of the Master Contract.

7. Subject to Section C below, users shall be able to place orders against Master Contracts while online. Such orders shall be sent to the Vendor via Internet e-mail or by FAX. A user can optionally include procurement card information in the order (Web-based SSL security is used for all orders).

8. Users shall be able to print out or download to their PCs, excerpts of Master Contracts such as individual line items, for their use. Datamatix will provide sponsor with usage information and the ability to generate standard usage reports. Additional data format downloads, other than for report generation, may be provided on a billable basis at the labor rates identified in Attachment B.

9. Vendors shall have the option to pay Datamatix for "hotlinks" from the Master Contracts on OrderLink to the Vendors' own Web sites in order to let Users know more about the Vendor companies, their new products, or even to show pictures or demonstrations of their products, if the Vendor chooses to provide such product information and a Web site address. Datamatix has no responsibility for the information provided on any third party Web sites.

RQ97-000012-16A- Amendment No. 2
Page 5





10. Access to each Master Contract shall be secured at multiple levels. All Users shall have a password to query the contract database or see contract details. A second password level shall further restrict access to placing orders to authorized representatives of Users. Additional password access shall also be provided for viewing reports in the system.

11. The OrderLink service is solely a means to convey contract information and to facilitate the placement of orders. Filling orders and otherwise complying with the Master Contract is the

                  a) by Sponsor, at its option, if Datamatix breaches any of its other obligations under this Agreement in any material respect and fails to cure such breach within 30 days of Sponsor's written notice to Datamatix of such breach;

                  b) by Datamatix, at its option, if the Sponsor breaches any of its obligations under this Agreement in any material respect and fails to cure such breach within 30 days of Datamatix written notice to the Sponsor of such breach;

                  c) by either party, at its option, immediately upon written notice to the other party if: (i) such other party makes an assignment for the benefit of its creditors; (ii) such other party becomes insolvent;
                           (iii) such other party institutes proceedings for its full or partial liquidation or dissolution; (iv) such other party is adjudged bankrupt by a court of competent jurisdiction; (v) a trustee or receiver is appointed for such other party or any substantial part of its assets; (vi) a voluntary or involuntary petition under the United States Bankruptcy Code or other similar law, whether Sponsor or federal, for the relief of debtors is filed against such other party and not discharged within 30 days; or (vii) such other party consents to the appointment of a receiver or a trustee for itself or any substantial portion of its assets.

3. Upon any expiration or termination of this Agreement, Datamatix shall deliver to the Sponsor a copy of all Master Contracts then resident on OrderLink. Datamatix shall certify to the Sponsor in writing that all copies of the data (regardless of where or how stored) have been returned to the Sponsor. The expiration or termination of this Agreement shall not excuse either party from any breach of this Agreement prior to such termination and full legal and equitable remedies shall remain available therefore.

E.       WARRANTIES

1. Datamatix owns all rights to the OrderLink Service and represents to the Sponsor that it is authorized to grant the Sponsor and Users access to OrderLink and to use the Services.

2. Datamatix represents and warrants that, at the time at which the Services are first made available to Users and for the term of this Amendment, OrderLink shall perform, and the Services conform substantially to the documentation discussed in Section C.2.

3. THESE WARRANTIES REPLACE ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF

RQ97-000012-16A- Amendment No. 2
Page 6





         MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Datamatix has no responsibility for Users' connection to the Internet or to the Worldwide Web through its Internet service provider(s).

F.       INDEMNIFICATION

1. Datamatix agrees to defend, indemnify, and hold harmless Sponsor against any and all claims, losses, and expenses, including reasonable attorney fees and other costs of litigation arising out of any claim that Datamatix breached its representations and warrants under this Agreement.

2.       The foregoing indemnities are conditioned on the following:

         a) prompt written notice to Datamatix by Sponsor of any claim or proceeding subject to indemnification,

         b) cooperation by Sponsor in the defense and settlement of any such claim.

G.       LIABILITIES

1. IN NO EVENT SHALL EITHER DATAMATIX OR THE SPONSOR BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE SERVICES HEREUNDER.

2. The above limitation shall not apply to damages for bodily injury (including death) and damage to personal property for which Datamatix is legally liable. Circumstances may arise where, because of default on the part of Datamatix or other liability, Sponsor may be entitled to recover damages from Datamatix. In each such instance, regardless of the basis on which Sponsor is entitled to claim damages from Datamatix (including fundamental breach, negligence, misrepresentation, or other contract or tort claim), Datamatix is liable only for:

         a) damages for bodily injury (including death) and damage to real property and tangible personal property; and

         b) the amount of any other actual direct damages or loss, up to the greater of $100,000 or the charges (if recurring, 12 months charges apply) for the Product and Service that is the subject of the claim.

3. Under no circumstances is Datamatix, its subcontractors, or Program developers liable for any or the following:

         a) loss of, or damage to, your records or data; provided, however, that Datamatix shall take reasonable steps to safeguard data, files, reports or other information from loss, destruction or erasure.

         b) any costs or expenses of replacing or damages resulting from the loss of such data, or,

         c) special, incidental, or indirect damages or for any economic consequential damages (including lost profits or savings), even if Datamatix is informed of their possibility.

RQ97-000012-16A- Amendment No. 2
Page 7




H.       GENERAL

1. Independent Vendor. Each party shall be and act as an independent contractor and not as an agent or partner of the other party. Neither party by virtue of this Agreement shall have any right, power or authority to act or create any obligation, express or implied on behalf of the other party hereto, or on behalf of any User or any Vendor. Except as expressly provided in this Agreement or as may be subsequently agreed between the parties in writing, all expenses incurred by either party in furtherance of the terms of this Agreement shall be borne by the party incurring such expense.

2. Notices. All notices, requests, demands and other communications required or permitted to be made hereunder shall be in writing and shall be deemed duly given if hand delivered, delivered by certified mail, return receipt requested, first class postage prepaid, or sent by nationally recognized overnight delivery service, in each case addressed to the party entitled to receive the same at the address specified below:

           If to Sponsor, then to:                 If to Datamatix, then to:

           Dean A. Tistadt, CPPO, Director         George M. Gordon, President
           Department of General Services          Datamatix, Inc.
           6800 B Industrial Road                  215 West Church Road
           Springfield, VA  22151                  King of Prussia, PA  19406

3. Trademarks. Datamatix name and logo, the names of Services, and any trademarks used in connection with Services are the property of Datamatix. Sponsor is authorized to use these trademarks for the purpose of marketing the Services and furthering the purposes of this Agreement, and otherwise in accordance with Datamatix instructions and guidelines for usage.

4. Products. Other than as expressly provided for herein, any hardware, software or services will be provided to the Sponsor under a separate agreement.

5. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and supersedes all prior agreements, promises, discussions, understandings, inducements or conditions, express or implied oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of trade inconsistent with any of the terms hereof.

6. Confidentiality of Data. The Sponsor represents that any data provided to Datamatix under this Agreement is not confidential, as defined in the Commonwealth of Virginia's Freedom of Information Act. Should any confidential data be subsequently provided by the Sponsor to Datamatix, a separate agreement, mutually agreed to by the parties, for the Exchange of Confidential Information, will be executed.

RQ97-000012-16A- Amendment No. 2
Page 8




7. Assignment; Successors and Assigns. Except as expressly provided herein, neither party may assign or transfer, in whole or in part, this Agreement or any of its rights or obligations hereunder, whether voluntarily, by operations of law or otherwise, without the prior written consent of the other party hereto. This Agreement, and all rights and powers granted hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8. No Third Party Beneficiaries. The Parties specifically intend and agree that no one other than the Parties to this Agreement, including without limitation any User or any Vendor, is or shall be deemed to be a third party beneficiary of any of the rights or obligations set forth in this Agreement.

9. Waivers: Amendments. No modification or amendment of this Agreement or waiver of any provision of this Agreement shall be valid unless in writing and signed by both Parties.

10. Severability. The provisions of this Agreement are independent of and severable from each other. No provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any one or more of the other provisions hereof may be invalid or unenforceable in whole or in part.

11. Headings. The titles of the Sections and subsections are for convenience only and are not in any way intended to limit or amplify the terms or conditions of this Agreement.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one Agreement. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the Parties reflected hereon as the signatories hereto.

13. Governing Law. This Amendment and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.



IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized agents on the day and year first above written.

Datamatix, Inc.                             Sponsor

By:                                         By:
    --------------------------------             ------------------------------
         Authorized Signature                       Authorized Signature

Name:    George M. Gordon                   Name:  Dean A. Tistadt
                                                   ----------------------------

Title:   President                          Title:  Director, Supply Operations
                                                  ------------------------------

Date:    January 25, 1999                   Date:  January 25, 1999
         ----------------                        -------------------------------

                          [FAIRFAX COUNTY LETTERHEAD]


-------------------------------------- --------------------------------------- --------------------------------------
ISSUE DATE:                            REQUEST FOR PROPOSAL NUMBER:            FOR: Electronic Data Interchange
August 1, 1996                         RFP70001216                             (EDI) Transaction
                                                                               Software/Consultation/Value Added
                                                                               Network (VAN) Services
-------------------------------------- --------------------------------------- --------------------------------------
AGENCIES: Department of                DATE/TIME OF CLOSING:                   CONTRACT ADMINISTRATOR:
Information Technology/Purchasing &    August 30, 1996 at 4:00 PM              Lonnette Robinson
Supply Management Agency                                                       (703) 324-3281
-------------------------------------- --------------------------------------- --------------------------------------

Proposal - In accordance with the following and in compliance with all terms and conditions, unless otherwise noted, the undersigned offers and agrees, if the proposal is accepted, to furnish items or services for which prices are quoted, as the price set opposite each item, delivered or furnished to designated points within the time specified. It is understood and agreed that with respect to all terms and conditions accepted by Fairfax County under acceptance below, items or services offered and accompanying attachments shall constitute a consent.
--------------------------------------------------------------------------------

NAME AND ADDRESS OF FIRM:                    Telephone No.:                                     610-397-0900
                                                                                                ------------
Datamatix, Inc.                              Va. State Registration No.:              application submitted; see attached
---------------                                                                       -----------------------------------

630 W. Germantown Pike                       Federal Social Security No.:             23-2704379
-------------------------------                                                       ----------

Suite 300                                    Prompt Payment Discount: ___% for payment within ____ days.
-------------------------------

Plymouth Meeting, PA  19462                 Fairfax License Tax No.:                    000265099
-----------------------------                                                           ---------
CHECK ONE:        [ ] INDIVIDUAL                  [ ] PARTNERSHIP        [X]  CORPORATION
                                                                       State in which Incorporated: Delaware
                                                                                                    --------

                                                    8/22/96                               (Impress
-----------------------------------         -----------------------                    Corporate Seal
Vendor Legally Authorized Signature                 Date                                    Here)




George M. Gordon, CEO                         Judith E. Payne
---------------------                        ----------------
Print Name and Title                             Secretary

By signing this proposal, Offeror certifies, acknowledges, understands, and agrees to be bound by the conditions set forth in Paragraph 66 of the General Conditions and Instructions to Bidders, regarding financial disclosure requirements.

-------------------------------------------------------------------------------
ACCEPTANCE AGREEMENT - COUNTY OF FAIRFAX (This is not an order - Purchase Order will follow.)

CONTRACT NUMBER:  RQ70001216 A               DATE:    January 10, 1997
                                                      -------------------------

Accepted as follows: Awarded RFP70001216 in accordance with the technical and business proposals submitted by your firm on 8/30/96, to include the Memorandum of Negotiations approved on this date.

         -----------------------                     --------------------------
         Contract Administrator                      Purchasing Agent
         LONNETTE ROBINSON, CPPB                     LARRY N. WELLMAN, CPPO
-------------------------------------------------------------------------------


Sealed proposal subject to terms and conditions of this Request for Proposal will be received at 12000 Government Center Parkway, Suite 427. Fairfax, Virginia 22035 until time/date specified above for furnishing items or services delivered or furnished to specified destinations within the time specified or stipulated by the Offeror.

                  AN EQUAL OPPORTUNITY PURCHASING ORGANIZATION

                                 FAIRFAX COUNTY
                           MEMORANDUM OF NEGOTIATIONS
                                  RFP 70001216

Provide Electronic Data Interchange (EDI) Translation/Consultation/Value Added Network (VAN) Services

The County of Fairfax (hereinafter called the County) and the Purchasing & Supply Management Agency (P&SMA) and Datamatix, Inc. (hereinafter called the Contractor) hereby agree to the following in the execution of contract RQ70001216A.

The contract shall consist of the following:

1.       RFP70001216, as issued and Addendum No. 1

2.       Datamatix's Technical and Business Proposals Dated August 30, 1996

3. Datamatix's letter dated October 2, 1996, responding to the Oral Interview questions and the letter dated November 12, 1996.

4.       This Memorandum of Negotiations

5. Any subsequent amendments to the contract, mutual agreed upon in writing between the County and Datamatix, Inc.

The following changes in the vendor's proposal are mutually agreed upon:

1. PROJECT DURATION/IMPLEMENTATION: The project time line for implementing 850 (purchase orders), 860 (change orders), and 997 (functional acknowledgment) transactions sets will be from December 1996 through March 1997. Implementation is defined as: Fairfax County being fully EDI and EDI-to-Fax capable to transmit the transactions 850/860 sets and receive the transaction 997 sets in a production environment to/from selected trading partners.

2. COUNTY PROJECT TEAM COMPOSITION: Page 2, Response to question #2 contained in Datamatix's October 2, 1996, the following County project team has been agreed to:


         STAFF (ROLE)                                         ESTIMATED LEVEL OF EFFORT
         Team Leader:               David Mullet              No more than .25 (25%) time for project duration
         Procurement Expert:        Rick Moriarty             No more than .25 (25%) time for project duration
         Technical Expert:          Georgea Culpepper         Up to 80 hours for project duration
         EDI Coordination:          Rick Moriarty             No more than .50 (50%) for project duration

3. CONSULTING FEES: Page 3, Section 5A. entitled "Consultation Fees" of Datamatix's Business proposal is changed as follows:

         A.       Datamatix Professional/Technical Consulting Fees
                  o        Senior Consultant (Payne, Gordon, Browne):                   $150/Hour

                  o        Senior Technical Consultant (Langerfield, others)            $115/Hour

                  o        Associate Consultant (Good, others)                          $100/Hour


4. MAPPING OF 850/860 TRANSACTION SETS: Page 1, Item #1, 2nd Bullet of Datamatix's November 12, 1996 letter has been changed to read: "The revised estimate is based on a review of the map analysis done by Fairfax County and the sample flat file format provide to Datamatix is 30 hours, not to exceed the total amount of $5,250."


Accepted by:

-----------------------------------------------------      -------------------
George M. Gordon, CEO, Datamatix, Inc.                              Date

-----------------------------------------------------      -------------------
Larry N. Wellman, CPPO, Director, Purchasing & Supply               Date